                                                                  EXHIBIT 10.3.1



               FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

     This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment") is dated February 29, 2000 by and among BOLT, INC., a Delaware corporation (the "Company"), SANDLER CAPITAL PARTNERS IV, L.P.; a Delaware limited partnership ("SCP IV"), SANDLER CAPITAL PARTNERS IV FTE, L.P., a Delaware limited partnership ("SCP IV FTE" and, collectively with SCP IV, "Sandler"), BECHTEL ENTERPRISES HOLDINGS, INC. a Delaware corporation (formerly known as BECHTEL ENTERPRISES, INC.) ("Bechtel"), HIGHLAND CAPITAL PARTNERS IV LIMITED PARTNERSHIP, a Delaware limited partnership ("HCP IV") HIGHLAND ENTREPRENEURS FUND IV LIMITED PARTNERSHIP ("HEF IV" and, collectively with HCP IV, "Highland"), OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP, a Delaware limited partnership ("Oak VIII"), OAK VIII AFFILIATES FUND, LIMITED PARTNERSHIP, a Delaware limited partnership ("Oak Affiliates" and, collectively with Oak VIII, "Oak"), MOORE GLOBAL INVESTMENTS, LTD., a Bahamian limited company ("Moore"), REMINGTON INVESTMENTS STRATEGIES, L.P., a Delaware limited partnership ("Remington", and together with Moore, the "Moore Parties") and the parties listed on Schedules 1, Schedule 2 and Schedule 3 hereto (the "Other Investors").

                                   WITNESSETH:

     WHEREAS, the Company entered into that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of November 17, 1999 with the Moore Parties and the parties listed on Schedule 1 thereto (the "Series C Investors"), pursuant to which the Company agreed to issue and sell to the Series C Investors shares of the Company's Series C Convertible Preferred Stock, par value $0.001 per share, (the "Series C Stock");

     WHEREAS, the Company and the parties to the Amended and Restated Registration Rights Agreement amended and restated in its entirety the Amended and Restated Registration Rights Agreement in order to grant the Series C Investors the same registration rights granted to the other parties to the Amended and Restated Registration Rights Agreement;

     WHEREAS, concurrently with the execution and delivery of this Amendment and pursuant to a Stock Purchase Agreement (the "Ford Stock Purchase Agreement") dated as of February 29, 2000 by and between the Company and Ford Motor Company (the "Series D Investor"), the Company has agreed to issue and sell shares of the Company's

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Series D Convertible Preferred Stock, $0.001 par value per share (the "Series D
Stock"), subject to the terms and conditions set forth in the Ford Stock Purchase Agreement;


     WHEREAS, concurrently with the execution and delivery of this Amendment, the Company has agreed to issue and sell a warrant for the purchase of up to 56,000 shares of common stock, par value $0.001 per share, to The Procter & Gamble Company (the "Procter & Gamble Warrant");



     WHEREAS, the Company and the parties to the Second Amended and Restated Registration Rights Agreement agree to further amend the Second Amended and Restated Registration Rights Agreement in order to grant the Series D Investor certain registration rights and The Procter & Gamble Company certain registration rights;


     WHEREAS, the execution and delivery of this Amendment is a condition to the consummation of the transactions contemplated by the Ford Stock Purchase Agreement; and

     WHEREAS, the provisions of the Second Amended and Restated Registration Rights Agreement may be waived, amended, modified or terminated by approval of the holders of a majority of the Series A Stock, Series B Stock and Series C Stock, and the signatories hereto constitute such requisite percentage necessary to approve the amendments contained herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Second Amended and Restated Registration Rights Agreement and agree as follows:

     1. Section 1.4 of Article 1 is hereby deleted and replaced with the following:


     1.4 "Holders" shall mean and include each of Bechtel, Sandler, Highland, the Other Investors, Oak, the Series C Investors, the Series D Investor and The Procter & Gamble Company and any person or entity that shall have executed this Agreement and whose name appears on the Schedule of Registration Rights Holders attached hereto as Exhibit A or who shall, pursuant to Section 11.3 hereof, become a party hereto, and any permitted transferee under Article 9 hereof which holds Registrable Securities; except that, for purposes of Section 2.1 of
Article 1 and Article 3, Holders shall not include the parties listed on
Schedule 3 hereto.


     2.   The definition of "Registrable Securities" set forth in Section 1.9 of
Article 1 is hereby deleted and replaced with the following:

          1.9  "Registrable Securities" means any and all shares of Common
     Stock: (i) issued or issuable upon conversion of the Series A Stock, the Series B



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     Stock, the Series C Stock and the Series D Stock; (ii) issued or issuable upon the exercise of the Procter & Gamble Warrant; (iii) issued or issuable with respect to the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock or Procter & Gamble Warrant upon any stock split, stock dividend, combination, recapitalization, reclassification, merger, consolidation or other similar event; and (iv) otherwise held or acquired by any of Bechtel, Sandler, Highland, Oak, or the Series C Investors, Series D Investor, or the Other Investors excluding in all cases, however, Registrable Securities sold by a Holder to the public or pursuant to Rule 144 promulgated under the Securities Act (or any similar or analogous rule promulgated under the Securities Act). For purposes of this Agreement, a person will be deemed to be a Holder of Registrable Securities whenever such person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     2.   Article 1 is hereby amended to include the following definition:

          1.16 "Series D Investor" shall mean the purchasers of Series D Convertible Preferred Stock, par value $0.001 per share, of the Company (the "Series D Stock") set forth on Schedule 2 attached hereto.

     3. The first sentence of Section 2.2 of Article 2 is hereby deleted and replaced with the following:

               Request by Series C Investors and Series D Investor for Registration. Beginning on the earlier of (i) the date which is 180 days after the effective date of Series C Qualified Public Offering or (ii) the date which is after November 17, 2001, upon the request of one or more of the Series C Investors and/or Series D Investor who own in the aggregate not less than forty percent of the Series C Stock and Series D Stock, combined (the "Series C and D Initiating Holders"), such Series C and D Initiating Holders may request registration in accordance with this Article 2; provided that, the Series C and D Initiating Holders may not request registration pursuant to this Article 2 prior to the effective date of Series C Qualified Public Offering unless such requested registration is for a public offering of shares reasonably anticipated to have an aggregate offering price to the public of at least $5,000,000. In the event the Company shall receive from the Series C and D Initiating Holders a written request that the Company effect any such registration, qualification or compliance with respect to Registrable Securities, the Company will:

     4. Section 2.2(c) of Article 2 is hereby deleted and replaced with the following:



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          (c)  Subject to the foregoing clauses (i) through (v), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Series C and D Initiating Holders and provide notice to the other Holders as required by Section 2.2(a); provided, however, that if the Company shall furnish to such Holders a certificate signed by the Chairman or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of such Series C and D Initiating Holders; provided, further, that the Company shall not be permitted to exercise such deferral right under this Section 2.2(c) or
     Section 4.1(c) hereof more than once in any 365-day period.

     5. Section 2.3(a) of Article 2 is hereby deleted and replaced with the following:

          (a) With respect to registrations initiated pursuant to Section 2.1 herein, the distribution of the Registrable Securities covered by the request of the Holders shall be effected by means of the method of distribution selected by the Holders holding a majority of the Registrable Securities covered by such registration. With respect to registrations initiated pursuant to Section 2.2 herein, the distribution of Registrable Securities covered by such request shall be effected by means of the method selection by the holders of a majority of the Series C Investors and Series D Investor, combined, holding Registrable Securities. If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this Article 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

     6.   Article 10 is hereby amended to include the following:


          10.3 In connection with the grant of registration rights to the holders of the Series D Stock and to the Procter & Gamble Company pursuant to this Agreement, each of Sandler, Bechtel, Highland, Oak, the Series C Investors and the Other Investors agree and consent to waive the provisions of Article 10 relating to limitations on registration rights granted to other securities holders set forth in the Second Amended and Restated Registration Rights Agreement.


     7. Section 11.4 of Article 11 is hereby deleted and replaced with the following:



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          11.4 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Subject to Sections 11.11, 11.12 and 11.13 herein, any provision of this Agreement may be amended, waived or modified, and this Agreement may be terminated, if, but only if, such amendment, waiver or modification or termination is in writing and is signed by the holders of a majority of the Series A Stock, Series B Stock and Series C Stock and Series D Stock, combined, provided, however, that no amendment, waiver, modification or termination may treat any holder that does not consent thereto differently than a holder that does consent thereto; whenever any provision of this Agreement requires action or approval by the holders of a specified number of Series A Stock, Series B Stock or Series C Stock and Series D Stock, combined, such action or approval may be evidenced by a written consent executed by the requisite holders of Series A Stock, Series B Stock or Series C Stock and Series D Stock, combined, without any requirement of a meeting or prior notice to the other holders of such shares.

     8.   Section 11.5 of Article 11 is hereby amended to include the following:

               if to Ford:

                       Ford Motor Company
                       c/o Strategy and New Business Development
                       Ford World Headquarters
                       The American Road
                       Dearborn, MI 48121
                       Attention: John Kwant
                       Telephone: (313) 845-3100
                       Facsimile: (313) 594-0228

               with a copy to (which shall not constitute notice):

                       Ford Motor Company
                       Office of the General Counsel
                       The American Road
                       Dearborn, MI 48121
                       Attention: Corporate Secretary
                       Telephone: (313) 322-3000
                       Facsimile: (313) 337-9591




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               if to The Procter & Gamble Company:



                       The Procter & Gamble Company
                       2 P&G Plaza
                       Cincinnati, OH 45202


     9.   Exhibit A is hereby amended to include the following:


          1.   The Procter & Gamble Company


     10.  Schedule 2 is hereby amended to include the following:

          Purchasers of Series D Stock

          1.   Ford Motor Company

     11. To add a Schedule 3 immediately following Schedule 2 which shall include the following:


          1.   The Procter & Gamble Company


     12. The parties hereby ratify and confirm all of the provisions of the Second Amended and Restated Registration Rights Agreement, as amended hereby, and agree and acknowledge that the same as so amended remains in full force and effect.

     13. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflicts of law provisions.

                [Remainder of this page intentionally left blank]



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          This Amendment may be executed in multiple counterparts and shall be and constitute the valid agreement of all of the parties executing the same (even if some of the persons or institutions whose names are reflected on the signature pages attached to this Amendment do not execute this Amendment) with respect to any one or more of the provisions of this Amendment set forth above at such time as this Amendment has been executed by those parties whose execution of this Amendment is required under the terms of the Second Amended and Restated Registration Rights Agreement to make such provisions effective.

            Executed as of the date above written.




SERIES A-1 STOCKHOLDERS:                       SERIES B-1 STOCKHOLDERS:

Bechtel Enterprises Holdings, Inc.             SANDLER CAPITAL PARTNERS IV, L.P.
                                               SANDLER CAPITAL PARTNERS IV,
                                               FTE, L.P.
By: /s/ Robert Dove                            By:  Sandler Investment Partners, L.P., the General Partner
    ----------------------------               By:  Sandler Capital Management, the
                                               General Partner
           Robert Dove

SERIES A-2 STOCKHOLDERS:                       By:  MJDM Corp., a General Partner

Bechtel Enterprises Holdings, Inc.             By: /s/ Edward G. Grinacoff
                                                   -------------------------------
By: /s/ Robert Dove                                    Edward G. Grinacoff
    ----------------------------                       President
            Robert Dove

                                               HIGHLAND CAPITAL PARTNERS IV
                                               LIMITED PARTNERSHIP

                                               By: Highland Management Partners IV, LLC,
                                                     its General Partner

                                               By: /s/ W. Crousbeck
                                                   -------------------------------
                                               Name:  W. Crousbeck
                                                     -----------------------------
                                               Title: Managing Member, G.P.
                                                     -----------------------------





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
HIGHLAND ENTREPENEURS FUND IV                  ---------------------------------
LIMITED PARTNERSHIP                            Glenn M. Creamer
By: Highland Enterpreneurs Fund IV, LLC
       Its General Partner                     1998 KORNREICH CHILDREN'S TRUST

By: /s/ W. Crousbeck                            By: /s/ John Kornreich
    -----------------------------                  -----------------------------
Name: W. Crousbeck                              Name:
     ----------------------------              Title:
Title: Managing Member, G.P.
      ---------------------------              PEABODY FAMILY VENTURES

/s/ Samantha McCuen                            By: /s/ William "Bo" S. Peabody
---------------------------------                  -----------------------------
Samantha McCuen                                Name: William "Bo" S. Peabody
                                               Title: Managing Partner

---------------------------------              PEABODY SABOT VENTURES
Jonathan M. Nelson
                                               By: /s/ William "Bo" S. Peabody
                                                   -----------------------------
---------------------------------              Name: William "Bo" S. Peabody
Paul J. Salem                                  Title: Managing Partner

                                               /s/ William "Bo" S. Peabody
                                               ---------------------------------
---------------------------------              William "Bo" S. Peabody
Mark J. Masiello
                                               SERIES B-2 STOCKHOLDERS:
                                               -----------------------
---------------------------------              OAK INVESTMENT PARTNERS VIII
Mark A. Pelson                                 Limited Partnership
                                               By: Oak Associates VIII, LLC,
                                                      its General Partner
---------------------------------
Alexander D. Evans                             By:
                                                   -----------------------------
                                               Name:
---------------------------------                   ----------------------------
Raymond M. Mathieu                             Title:
                                                     ---------------------------

---------------------------------              OAK VIII AFFILIATES FUND
Michael J. Angelakis                           Limited Partnership
                                               By: Oak VIII Affiliates, LLC
/s/ Frank Harrison                                         its General Partner
---------------------------------
Frank Harrison                                 By:
                                                   -----------------------------
/s/ Harvey Sandler                             Name:
---------------------------------                  -----------------------------
Harvey Sandler                                 Title:
                                                     ---------------------------
MJM ASSOCIATES L.P.

By: /s/ Michael J.Morocco
    -----------------------------
      Michael J. Marocco
      General Partner

/s/ Andrew Sandler
---------------------------------
Andrew Sandler



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
SERIES C STOCKHOLDERS:                         Title: Managing Member of Oak
                                                      Associates VIII, LLC, The
                                                      General Partner of Oak
                                                      Investment VIII Limited
                                                      Partnership
                                                     ---------------------------
Bechtel Enterprises Holdings, Inc.

By: /s/ Robert Dove                            OAK VIII AFFILIATES FUND
    -----------------------------              Limited Partnership
Name:                                          By: Oak VIII Affiliates, LLC
Title:                                                its General Partner

                                               By: /s/ Ann Lamont
SANDLER CAPITAL PARTNERS IV, L.P.                  -----------------------------
SANDLER CAPITAL PARTNERS IV, FTE, L.P.         Name: Ann Lamont
SANDLER INTERNET PARTNERS, L.P.                     ----------------------------
By:  Sandler Investment Partners, L.P.,        Title: Managing Member of Oak
       the General Partner                            Associates VIII, LLC, The
By:  Sandler Capital Management,                      General Partner of Oak
        the General Partner                           Investment VIII Limited
                                                      Partnership
                                                    ----------------------------

                                               FORD MOTOR COMPANY

By:  MJDM Corp., a General Partner             By: /s/ P. Horlock
By: /s/ Edward G. Grinacoff                        -----------------------------
    -----------------------------              Name: P. Horlock
      Edward G. Grinacoff                           ----------------------------
      President                                Title: Executive Director
                                                    ----------------------------

HIGHLAND CAPITAL PARTNERS IV                   MOORE GLOBAL INVESTMENTS, LTD
LIMITED PARTNERSHIP
By: Highland Management Partners IV, LLC,      ------------------------------
      its General Partner                      By: Moore Capital Management, Inc.
                                               Its:  Trading Advisor
By: /s/ W. Crousbeck
    -----------------------------              REMINGTON INVESTMENTS STRATEGIES, L.P.
Name: W. Crousbeck
     ----------------------------              ------------------------------
Title: Managing Member, G.P.                   By: Moore Capital Management, Llc
      ---------------------------              Its:  General Partner

                                               ENTERCOM DELAWARE HOLDINGS
HIGHLAND ENTREPENEURS FUND IV                  COMPANY, LLC
LIMITED PARTNERSHIP
By: Highland Entrepreneurs Fund IV, LLC        By:
       Its General Partner                         -----------------------------
                                               Name:
By: /s/ W. Crousbeck                               -----------------------------
    -----------------------------              Title:
Name: W. Crousbeck                                 -----------------------------
    -----------------------------
Title: Managing Member G.P.
    -----------------------------

OAK INVESTMENT PARTNERS VIII
Limited Partnership
By: Oak Associates VIII, LLC,
       its General Partner

By: /s/ Ann Lamont
    -----------------------------
Name: Ann Lamont
     ----------------------------


                                       9

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
                                               PEABODY SABOT VENTURES

                                               By: /s/ William Bo S. Peabody
                                                   -----------------------------
                                               Name:   William Bo S. Peabody
COMCAST  INTERACTIVE CAPITAL, L.P.             Title:  Managing Partner


By: CIC Partners, L.P.,                        CARIBOU VENTURES
Its General Partner
                                               By: /s/ William Bo S. Peabody
By: CIC Venture Management, LLC,                   -----------------------------
Its General Partner                            Name:   William Bo S. Peabody
                                               Title:  Managing Partner

By: /s/ Abram E. Patlove
    -----------------------------              CONCRETE MEDIA, INC
Name:  Abram E. Patlove
Title: Vice President                          By: /s/ Aaron Cohen
                                                   -----------------------------
TIME WARNER, INC.                              Name:   Aaron Cohen
                                               Title:  CEO
By:
    -----------------------------              WILSHIRE BOULEVARD PARTNERS III, LLC
Name:
Title:                                         By:
                                                   -----------------------------
WATERVIEW PARTNERS, L.P.                       Name:

                                               Title:
By:  WaterView Advisors LLC
By:  /s/ Augustus K. Oliver                    AMERICA ONLINE, INC.
    -----------------------------
Name:    Augustus K. Oliver                    By:
Title:   Managing Member                           -----------------------------
                                               Name:
INVEMED ASSOCIATES, LLC                        Title:


By:                                            BLUE RIDGE LIMITED PARTNERSHIP
    -----------------------------
Name:                                          By:
Title:                                             -----------------------------
                                               By:
ML/BI L.L.C.                                       -----------------------------
                                               Name:
By:  Mintz Levin Investments L.L.C.            Title:

                                               /s/ Al Pastino
By:  /s/ Irwin Heller                          -------------------------------
    -----------------------------              Al Pastino

Name:                                          /s/ Justin T. Nesci
Title:                                         -------------------------------
                                               Justin T. Nesci

PEABODY FAMILY VENTURES                        /s/ Sigurd Kirk
                                               -------------------------------
By: /s/ William Bo S. Peabody                  Sigurd C. Kirk
    -----------------------------
Name:   William Bo S. Peabody                  -------------------------------
Title:  Managing Partner                       Thomas D. Menard


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

                                               -------------------------------
/s/ Daniel Pelson                              Juan Patino
-------------------------------
Daniel Pelson

/s/ Frank Harrison
-------------------------------
Frank M. Harrison


-------------------------------
Lawrence V. Calcano



SERIES D STOCKHOLDER:

FORD MOTOR COMPANY

By: /s/ P. Horlock
   -----------------------------
Name:  P. Horlock
Title: Executive Director

COMMON STOCKHOLDERS:

/s/ Daniel Pelson
-------------------------------
Daniel Pelson

WARRANT HOLDER:

PROCTER & GAMBLE, INC.

By: /s/ Mark F. Schar
   -----------------------------
Name:   Mark F. Schar
Title:  V.P. Global Venture



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